                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                         --------------------
                                                               FORM 8-K

                                                            CURRENT REPORT
                                                              Pursuant to

                                                        Section 13 or 15(d) of

                                                  THE SECURITIES EXCHANGE ACT OF 1934

                                   Date of Report (Date of Earliest Event Reported): April 22, 2004
                                                                                     --------------
                                                         --------------------
                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                                       700 East Butterfield Rd.
                                                               Suite 250
                                                           Lombard, IL 60148

                                     (Address, of principal executive offices, including zip code)

                                                            (630) 678-8000

                                          (Registrant's Telephone number including area code)

Item 5.       Other Events.
              ------------

         On April 22, 2004, U.S. Can Corporation (the "Company") announced that George V. Bayly had been named Chief Executive
Officer of U.S. Can Corporation and that John Workman will step down from his position as Chief Executive Officer.  Mr. Bayly will oversee the daily operations of U.S. Can effective April 22nd.

         A copy of the Company's press release issued on April 22, 2004 is attached to this Current Report on Form 8-K as Exhibit
99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:
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99.1.    Press Release of the Company dated April 22, 2004

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By /s/ Sandra K. Vollman
                                                       ----------------------
                                                            Name: Sandra K. Vollman
                                                           Title: Sr. Vice President and
                                                                  Chief Financial Officer

Date: April 23, 2004.

                                                         -3-
                                                             EXHIBIT INDEX
                                                             -------------

         The following designated exhibit is filed herewith:

99.1              Press Release of the Company dated April 22, 2004.